UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 16, 2026

TRIMAS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-10716	38-2687639
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

38505 Woodward Avenue,	Suite 200,	Bloomfield Hills,	48304
Michigan
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code (248) 631-5450

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common stock, $0.01 par value	TRS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets
As previously announced, on November 4, 2025, TriMas Company LLC, TriMas International Holdings LLC, Aero Products Group LLC and Rieke Germany GmbH & Co. KG, each of which are wholly owned subsidiaries of TriMas Corporation (“TriMas”), and TriMas (each a “Seller” and together, the “Sellers”) entered into an Equity Purchase Agreement (the “Purchase Agreement”) with Takeoff Buyer, Inc. (the “Purchaser”), an affiliate of Tinicum L.P. and funds managed by Blackstone, Inc. Pursuant to the terms of the Purchase Agreement, the Sellers agreed to sell TriMas’ aerospace business segment to the Purchaser for $1.45 billion in cash, subject to customary adjustments (the “Transaction”). The Transaction closed on March 16, 2026.
The above description of the material terms and conditions of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 hereto and incorporated by reference herein.
Item 7.01. Regulation FD Disclosure.

On March 16, 2026, TriMas issued a press release announcing the closing of the Transaction. The press release is attached hereto as Exhibit 99.1.
The information contained in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933.
Item 9.01 Financial Statements and Exhibits.

(b)    Pro Forma Financial Information.
The unaudited pro forma consolidated balance sheet of the Company as of December 31, 2025, the unaudited pro forma consolidated statements of income (loss) of the Company for the years ended December 31, 2025, 2024, and 2023, giving pro forma effect to the disposition of the Company's aerospace business segment, are included as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated into this Item 9.01 by reference.
(d)    Exhibits:

Exhibit No.	Description
2.1*#
Equity Purchase Agreement, dated November 4, 2025, among TriMas Corporation, TriMas Company LLC, Aero Products Group LLC, TriMas International Holdings LLC, Rieke Germany GmbH & Co. KG, and Takeoff Buyer, Inc. (incorporated by reference to Exhibit 2.1 to TriMas’ Form 8-K filed on November 4, 2025).

99.1	Press Release, dated March 16, 2026.
99.2	Unaudited Pro Forma Condensed Combined Financial Information of TriMas
104	Cover Page Interactive File (embedded within the Inline XBRL document).

* Portions of this exhibit have been omitted pursuant to Instruction 6 to Item 1.01 of Form 8-K. TriMas hereby undertakes to furnish on a supplemental basis an unredacted copy of this exhibit to the Securities and Exchange Commission upon request.

# Certain schedules and exhibits to this agreement have been omitted pursuant to Instruction 4 to Item 1.01 of Form 8-K. TriMas hereby undertakes to furnish on a supplemental basis a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMAS CORPORATION

Date:	March 18, 2026	By:	/s/ Jodi F. Robin
		Name:	Jodi F. Robin
		Title:	General Counsel and Secretary